EXHIBIT 24

                             POWER OF ATTORNEY
                             -----------------


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC. does hereby constitute and appoint DAVID F. BOLENDER, DONALD R. VANLUVANEE and BARRY L. HARMON, and any of them, his true and lawful attorney and agent to do any and all acts and things and execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 206,867 shares of Common Stock of Electro Scientific Industries, Inc. to be registered for resale by former shareholders of XRL, Inc., including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-3 and any amendment (including post-effective amendments) or application for amendment thereof in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  November 28, 1995.


                                    DONALD R. VANLUVANEE
                                    ------------------------------
                                    Signature


                                    Donald R. VanLuvanee
                                    ------------------------------
                                    Type or Print Name

                                                                    EXHIBIT 24

                             POWER OF ATTORNEY
                             -----------------


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC. does hereby constitute and appoint DAVID F. BOLENDER, DONALD R. VANLUVANEE and BARRY L. HARMON, and any of them, his true and lawful attorney and agent to do any and all acts and things and execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 206,867 shares of Common Stock of Electro Scientific Industries, Inc. to be registered for resale by former shareholders of XRL, Inc., including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-3 and any amendment (including post-effective amendments) or application for amendment thereof in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  December 5, 1995.


                                    BARRY L. HARMON
                                    ------------------------------
                                    Signature


                                    Barry L. Harmon
                                    ------------------------------
                                    Type or Print Name

                                                                    EXHIBIT 24

                             POWER OF ATTORNEY
                             -----------------


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC. does hereby constitute and appoint DAVID F. BOLENDER, DONALD R. VANLUVANEE and BARRY L. HARMON, and any of them, his true and lawful attorney and agent to do any and all acts and things and execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 206,867 shares of Common Stock of Electro Scientific Industries, Inc. to be registered for resale by former shareholders of XRL, Inc., including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-3 and any amendment (including post-effective amendments) or application for amendment thereof in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  December 4, 1995.


                                    DAVID F. BOLENDER
                                    ------------------------------
                                    Signature


                                    David F. Bolender
                                    ------------------------------
                                    Type or Print Name

                                                                    EXHIBIT 24

                             POWER OF ATTORNEY
                             -----------------


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC. does hereby constitute and appoint DAVID F. BOLENDER, DONALD R. VANLUVANEE and BARRY L. HARMON, and any of them, his true and lawful attorney and agent to do any and all acts and things and execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 206,867 shares of Common Stock of Electro Scientific Industries, Inc. to be registered for resale by former shareholders of XRL, Inc., including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-3 and any amendment (including post-effective amendments) or application for amendment thereof in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  November 27, 1995.


                                    DOUGLAS C. STRAIN
                                    ------------------------------
                                    Signature


                                    Douglas C. Strain
                                    ------------------------------
                                    Type or Print Name

                                                                   EXHIBIT 24

                             POWER OF ATTORNEY
                             -----------------


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC. does hereby constitute and appoint DAVID F. BOLENDER, DONALD R. VANLUVANEE and BARRY L. HARMON, and any of them, his true and lawful attorney and agent to do any and all acts and things and execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 206,867 shares of Common Stock of Electro Scientific Industries, Inc. to be registered for resale by former shareholders of XRL, Inc., including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-3 and any amendment (including post-effective amendments) or application for amendment thereof in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  November 30, 1995.


                                    LARRY L. HANSEN
                                    ------------------------------
                                    Signature


                                    Larry L. Hansen
                                    ------------------------------
                                    Type or Print Name

                                                                   EXHIBIT 24

                             POWER OF ATTORNEY
                             -----------------


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC. does hereby constitute and appoint DAVID F. BOLENDER, DONALD R. VANLUVANEE and BARRY L. HARMON, and any of them, his true and lawful attorney and agent to do any and all acts and things and execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 206,867 shares of Common Stock of Electro Scientific Industries, Inc. to be registered for resale by former shareholders of XRL, Inc., including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-3 and any amendment (including post-effective amendments) or application for amendment thereof in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  December 1, 1995.


                                    W. ARTHUR PORTER
                                    ------------------------------
                                    Signature


                                    W. Arthur Porter
                                    ------------------------------
                                    Type or Print Name

                                                                   EXHIBIT 24

                             POWER OF ATTORNEY
                             -----------------


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC. does hereby constitute and appoint DAVID F. BOLENDER, DONALD R. VANLUVANEE and BARRY L. HARMON, and any of them, his true and lawful attorney and agent to do any and all acts and things and execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 206,867 shares of Common Stock of Electro Scientific Industries, Inc. to be registered for resale by former shareholders of XRL, Inc., including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-3 and any amendment (including post-effective amendments) or application for amendment thereof in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  December 5, 1995.


                                    VERNON B. RYLES, JR.
                                    ------------------------------
                                    Signature


                                    Vernon B. Ryles, Jr.
                                    ------------------------------
                                    Type or Print Name

                                                                   EXHIBIT 24

                             POWER OF ATTORNEY
                             -----------------


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC. does hereby constitute and appoint DAVID F. BOLENDER, DONALD R. VANLUVANEE and BARRY L. HARMON, and any of them, his true and lawful attorney and agent to do any and all acts and things and execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of 206,867 shares of Common Stock of Electro Scientific Industries, Inc. to be registered for resale by former shareholders of XRL, Inc., including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-3 and any amendment (including post-effective amendments) or application for amendment thereof in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED:  December 1, 1995.


                                    KEITH L. THOMSON
                                    ------------------------------
                                    Signature


                                    Keith L. Thomson
                                    ------------------------------
                                    Type or Print Name